                                                                    EXHIBIT 10.A


                                                                  CONFORMED COPY



                          AMENDMENT NO. 2 AND CONSENT


          AMENDMENT NO. 2 AND CONSENT dated as of July 18, 1996 (the "Amendment") to the Receivables Purchase Agreement, dated as of May 16, 1994 (as amended to date, the "Receivables Purchase Agreement") among MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan Guaranty"), in its capacity as Administrative Agent, NATIONAL STEEL FUNDING CORPORATION, a Delaware corporation ("NSFC"), NATIONAL STEEL CORPORATION, a Delaware corporation, ("NSC") the financial institutions party thereto, as buyers (the "Buyers"), the Letter of Credit Issuing Banks party thereto, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as structuring and collateral agent (the "Receivables Collateral Agent").

                             W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into the Receivables Purchase Agreement;

          WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement to provide for the pledging of inventory by NSC under an Inventory Security Agreement dated as of the date hereof (the "Inventory Security Agreement") between NSC and The Long-Term Credit Bank of Japan, Ltd. ("LTCB") as Collateral Agent to secure its obligations under an Inventory Credit Agreement dated as of the date hereof (the "Inventory Credit Agreement") among NSC, the lenders listed therein, and LTCB as structuring agent and collateral agent, and under the Credit Agreement dated as of the date hereof (the "Fuji Credit Agreement") between NSC and the Fuji Bank and Trust Company; and

          WHEREAS, it is further necessary to evidence the consent and instruction of the Buyers with respect to the related Intercreditor Agreement;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Receivables Purchase Agreement shall have the meaning assigned to such term in the Receivables Purchase Agreement.

          SECTION 2. Amendment to Section 1.01 of the Receivables Purchase Agreement. Section 1.01 of the Receivables Purchase Agreement is amended by (i) replacing "May 16, 2000" in the definition of "Expiry Date" with "May 16, 2001" and (ii) adding, in their appropriate alphabetical positions, the following definitions:

          "Fuji Credit Agreement" means the Credit Agreement dated as of July 18, 1996 between NSC and The Fuji Bank and Trust Company, as amended from time to time.

          "Inventory Credit Agreement" means the Inventory Credit Agreement dated as of July 18, 1996 among NSC, the Lenders listed therein, The Long-Term Credit Bank of Japan, Ltd., ("LTCB") as Administrative Agent, and LTCB as Structuring Agent and Collateral Agent, as amended from time to time.

          "Inventory Security Agreement" means the Inventory Security Agreement dated as of July 18, 1996 between NSC, and The Long-Term Credit Bank of Japan, Ltd., as Structuring Agent and Collateral Agent, as amended from time to time.

          SECTION 3. Amendment to Section 6.01 of the Receivables Purchase Agreement. Section 6.01 of the Receivables Purchase Agreement is amended by replacing "." at the end of paragraph (u) with"; or", and adding the following new paragraph (v):

          (v) an Automatic Release Termination (as defined in the Inventory Security Agreement) shall occur under the Inventory Security Agreement, or an Event of Default specified in clause (g) or (h) of Section 6.1 of the Inventory Credit Agreement or clause (g) or (h) of Section 6.1 of the Fuji Credit Agreement shall occur with respect to the Borrower thereunder, or an Enforcement Notice (as defined in the Inventory Security Agreement) shall be given to the Borrower under the Inventory

     Security Agreement; or a Release Termination Notice is given under the Intercreditor Agreement; or any of the provisions of the Inventory Security Agreement, the Inventory Credit Agreement or the Fuji Credit Agreement relating to the automatic release of Proceeds of Inventory (as defined in the Inventory Security Agreement) including, without limitation, any defined terms or other provisions incorporated therein shall be waived or amended or otherwise have been modified or limited in force and effect without the consent of all of the Buyers and the Reserve L/C Bank.



          SECTION 4. Amendment to Section 6.02 of the Receivables Purchase Agreement. Section 6.02 of the Receivables Purchase Agreement is amended by adding immediately following the text "Section 6.01(n)" the following new text:

          "or a Termination Event under Section 6.01(v)"

          SECTION 5. Amendment to Schedule I of the Receivables Purchase Agreement. Schedule I of the Receivables Purchase Agreement is amended to read in its entirety as set forth in Exhibit A attached hereto.

          SECTION 6. Changes in Commitments. With effect from and including the date this Amendment No. 2 and Consent becomes effective in accordance with
Section 9 hereof, the Commitment of each Buyer shall be the amount set forth opposite the name of such Buyer on the signature page hereof.

          SECTION 7. Consent to the Intercreditor Agreement. The Buyers party hereto hereby consent to, and instruct Morgan Guaranty Trust Company of New York as Collateral Agent to enter into, on behalf of the Buyers, an Intercreditor Agreement substantially in the form attached as Exhibit B hereto.

          SECTION 8. Governing Law. This Amendment and Consent shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 9. Counterparts; Effectiveness. This Amendment and Consent may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Consent shall become effective as of the date hereof when the Administrative Agent shall have received (i) duly executed counterparts hereof signed by NSFC and all of the Buyers (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) notice from NSC that each of the Inventory Credit Agreement and Fuji Credit Agreement have become effective.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                               NATIONAL STEEL FUNDING CORPORATION

                               By: /s/ William E. McDonough
                                  -------------------------------------
                                  Title: Treasurer


                               NATIONAL STEEL CORPORATION,
                                 as Servicer

                               By: /s/ William E. McDonough
                                  -------------------------------------
                                  Title: Treasurer


                               MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK,
                                 as Administrative Agent

                               By: /s/ Laura E. Reim
                                  -------------------------------------
                                  Title: Vice President


                               MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK,
                                 as Structuring and Collateral Agent and
                                 Reserve Letter of Credit Issuing Bank

                               By: /s/ Robert J. Henchey
                                  -------------------------------------
                                  Title: Vice President

                               MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK, as Letter of
                                 Credit Issuing Bank

                               By: /s/ Laura E. Reim
                                  -------------------------------------
                                  Title: Vice President


                               THE FUJI BANK AND TRUST COMPANY,
                                 as Letter of Credit Issuing Bank

                               By: /s/ Yuichi Tsuchiko
                                  -------------------------------------
                                  Title: Vice President


                               BANK OF TOKYO-MITSUBISHI, LTD.,
                                 as Letter of Credit Issuing Bank

                               By: /s/ Akihiko Hagura
                                  -------------------------------------
                                  Title: Vice President


                               COMERICA BANK, as Letter of
                                 Credit Issuing Bank

                               By: /s/ David L. Morrison
                                  -------------------------------------
                                  Title: Assistant Vice President

BUYERS:


$30,000,000                    MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK

                               By: /s/ Laura E. Reim
                                   -------------------------------------
                                   Title: Vice President


$30,000,000                    THE FUJI BANK AND TRUST COMPANY

                               By: /s/ Yuichi Tsuchiko
                                  -------------------------------------
                                  Title: Vice President


$25,000,000                    COMERICA BANK

                               By: /s/ David L. Morrison
                                   -------------------------------------
                                   Title: Assistant Vice President


$25,000,000                    BANK OF TOKYO-MITSUBISHI, LTD.

                               By: /s/ Akihiko Hagura
                                  -------------------------------------
                                  Title: Vice President


$20,000,000                    THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                               By: /s/ Taisuke Hitomi
                                  -------------------------------------
                                  Title: Deputy General Manager

$15,000,000                    THE DAI-ICHI KANGYO BANK, LTD.,
                                 NEW YORK BRANCH

                               By: /s/ Gregg Silver
                                   -------------------------------------
                                   Title: Vice President and Group Leader


$15,000,000                    THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY

                               By: /s/ Noburu Himata
                                  -------------------------------------
                                  Title: Senior Vice President


$15,000,000                    NBD BANK

                               By: /s/ Mark A. Weitzel
                                   -------------------------------------
                                   Title: Second Vice President


$15,000,000                    THE YASUDA TRUST AND BANKING CO., LTD.

                               By: /s/ Tetsuro Miyazawa
                                   -------------------------------------
                                   Title: Vice President and Manager


$10,000,000                    MELLON BANK, N.A.

                               By: /s/ Roger N. Stanier
                                   -------------------------------------
                                   Title: Vice President

                                                                       EXHIBIT A





Additions, Changes, Deletions to National Steel Funding Corp. RPA - Amendment
No.2



                                  Schedule 1

                   Special Obligors and Concentration Limits
                   -----------------------------------------


                                           Rating
                                           ------
            Obligor              A-1   A-2   A-3   Unrated
            -------             ----  ----  ----  --------

General Motors Corporation       20%   16%   10%      4%
Ford Motor Company               15%    8%    7%      4%
Chrysler Motors Corporation      15%    8%    7%      4%
Silgan Containers Corporation    10%    8%    7%      6%
Heidtman Steel Products, Inc.    10%    8%    6%      5%
Ball Heekin Corporation          10%    8%    7%      6%


The rating referred to above at any time is the rating then assigned by S&P to the short-term unsecured debt of the Obligor.

                                                                  EXECUTION COPY


                            INTERCREDITOR AGREEMENT


     INTERCREDITOR AGREEMENT, dated as of July 18, 1996 (as amended, modified or supplemented from time to time, this "Agreement), among THE LONG-TERM CREDIT BANK OF JAPAN, LTD., acting through its New York Branch ("LTCB"), as Administrative Agent (the "Administrative Agent") for the lenders listed in the Inventory Credit Agreement, dated as of the date hereof (as amended, modified as supplemented from time to time, to "Inventory Credit Agreement"), LTCB in its capacity as collateral agent and structuring agent (the "Collateral Agent) under the Inventory Security Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the "Inventory Security Agreement"), between National Steel Corporation, a Delaware corporation ("NSC"), and LTCB as Collateral Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan Guaranty"), in its capacity as Administrative Agent, under the Receivables Purchase Agreement, dated as of May 16, 1994 (as amended, modified or supplemented from time to time, the "Receivables Facility"), among National Steel Funding Corporation, a Delaware corporation ("NSFC"), NSC, as Servicer, the financial institutions party thereto (the "Buyers"), certain letter of credit issuing banks, J.P. MORGAN DELAWARE, as reserve letter of credit bank, MORGAN GUARANTY, as Administrative Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as structuring and collateral agent (the "Receivables Collateral Agent"), and THE FUJI BANK AND TRUST COMPANY, acting through its New York Branch ("FUJI").



                             W I T N E S S E T H:
                             --------------------

     WHEREAS, pursuant to and subject to the terms and conditions set forth in an Inventory Credit Agreement, the Lenders listed therein (the "LTCB Lenders"), have agreed to make extensions of credit to NSC, which extensions of credit are to be secured by a first priority security interest in the Inventory (as defined in the Inventory Security Agreement) of NSC and the proceeds thereof (such inventory and such proceeds thereof, collectively, the "Inventory Collateral"), granted pursuant to the Inventory Security Agreement;

     WHEREAS, pursuant to and subject to the terms and conditions set forth in a Credit Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the "Fuji Credit Agreement"), between NSC and Fuji, Fuji has agreed to make extensions of credit to NSC, which extensions of credit are to be secured by a second priority security interest in the Inventory Collateral, pursuant to the Inventory Security Agreement;

     WHEREAS, pursuant to and subject to the terms of the Receivables Facility, the Buyers have agreed to make extensions of credit to NSFC, in order to enable NSFC to purchase certain eligible accounts receivable from NSC, and in connection therewith, the Buyers have purchased undivided interests in the receivables of NSC;

     WHEREAS, it is a condition precedent to the agreement of the LTCB Lenders to extend credit under the Inventory Credit Agreement and to the agreement of Fuji to extend credit

                                                                  EXECUTION COPY

under the Fuji Credit Agreement (collectively, the "Inventory Facilities"), that the Collateral Agent and the LTCB Lenders have a first priority security interest in the Inventory Collateral and the Collateral Agent and Fuji have a second priority security interest in the Inventory Collateral; and

     WHEREAS, the Collateral Agent, the LTCB Lenders, Fuji, Morgan Guaranty, and the Receivables Collateral Agent desire to enter into this Agreement to establish their respective relative rights concerning the Inventory Collateral.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


     Section 1.  Security Interest Priorities; Release.
                 -------------------------------------

     a. Notwithstanding (i) the date, manner or order of perfection of the security interests in and liens on the Inventory Collateral or the lien notation or filing of financing statements or continuation statements, and (ii) any provisions of the Uniform Commercial Code of any applicable jurisdiction or any other applicable law or judicial decision, each of the Collateral Agent, the LTCB Lenders, Fuji, Morgan Guaranty and the Receivables Collateral Agent agrees that the security interests of the Collateral Agent, on behalf of the LTCB Lenders and Fuji, in the Inventory Collateral shall have priority over the security interest of the Receivables Collateral Agent in the Inventory Collateral to the full extent of NSC's obligations outstanding from time to time to the respective Lenders under the Inventory Facilities (the "NSC Inventory Obligations"); provided, however, that such security interest in the proceeds of the Inventory shall be automatically released upon the sale of such Inventory until the earliest of (i) an event of default specified in clauses (g) or (h) of
Section 6.1 of the Inventory Credit Agreement or clauses (g) or (h) of the Fuji Credit Agreement, (ii) the second Business Day after notice (a "Release Termination Notice") has been given by the Collateral Agent to the Receivables Collateral Agent that an event of default under clause (a) of Section 6.1 of the Inventory Credit Agreement or clause (a) of Section 6.1 of the Fuji Credit Agreement has occurred and is then continuing, and that the Collateral Agent has been instructed under the Inventory Security Agreement to give such notice, or
(iii) the second Business Day after a Release Termination Notice has been given by the Collateral Agent to the Receivables Collateral Agent that any other event of default has occurred and is continuing under either the Inventory Credit Agreement or the Fuji Credit Agreement if the Release Termination Notice sets forth that, at the date of such notice, the Borrowing Base (as determined under the Inventory Credit Agreement) is less than the aggregate Secured Obligations (as defined in the Inventory Security Agreement).

     b. The parties hereto acknowledge and agree that the interest of the Receivables Collateral Agent and the Buyers in the Inventory Collateral is limited to the extent set forth in the definition of "Related Security" contained in the Receivables Facility.

     Section 2. Representation. By its execution and delivery of this Agreement, the Receivables Collateral Agent represents and warrants that it has received the consent of the necessary Buyers and the other parties to the Receivables Facility to the execution and delivery by the Receivables Collateral Agent of this Agreement for and on behalf of the Buyers and such other parties to the Receivables Facility.

     Section 3.  Miscellaneous.
                 -------------

                                                                  EXECUTION COPY


          (a) Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telex, telecopy, telegraph, cable or in writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier (with receipt confirmed either mechanically or in writing by a person at the office of the recipient), personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          (b) Amendments. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, supplemented, modified, waived or terminated except in a written instrument signed by all of the parties hereto.

          (c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (d) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (e) Termination. This Agreement shall terminate upon the termination of the Inventory Facilities or Receivables Facility, and the satisfaction in full of all obligations due thereunder.

          (f) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                             THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                             New York Branch
                              as Collateral Agent under the Inventory Security
                             Agreement


                             By
                              Title:

                             Address for Notices:
                               165 Broadway
                               New York, New York 10006

                                                                  EXECUTION COPY


                            Facsimile No.:   (212) 608-2529
                            Telephone No.:  (212) 335-4605

                            Attention: Mitsuo Ueno


                         THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                         New York Branch
                          as Administrative Agent under the Inventory
                          Credit Agreement


                         By
                           Title:

                         Address for Notices:
                            165 Broadway
                            New York, New York 10006

                            Facsimile No.:   (212) 608-2529
                            Telephone No.:  (212) 335-4605
                            Attention: Mitsuo Ueno

                                                                  EXECUTION COPY
                         THE FUJI BANK AND TRUST COMPANY



                         By
                           ------------------------------------
                            Title:

                         Address for Notices:
                         --------------------
                            Two World Trade Center
                            New York, New York 10048

                            Facsimile No.: (212) 321-9649
                            Telephone No.: (212) 898-2411

                            Attention: T. Umezawa


                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                          as Administrative Agent under the Receivables Purchase Agreement



                         By
                           ------------------------------------
                           Title:

                         Address for Notices:
                         --------------------
                         60 Wall Street
                         New York, New York 10260

                         Facsimile No.: (212) 648-5336
                         Telephone No.: (212) 648-6793

                         Attention: Laurie Reim

                                                                  EXECUTION COPY

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                          as structuring and collateral agent under the Receivables Purchase Agreement


                         By
                           ---------------------------------
                           Title:


                         Address for Notices:
                         --------------------
                         Morgan Christiana Center
                         500 Stanton Christiana Road
                         Newark, Delaware 19713

                         Facsimile No.: (302) 634-5490
                         Telephone No.: (302) 634-5488

                         Attention: Robert Henchey

ACKNOWLEDGED AND AGREED:

NATIONAL STEEL CORPORATION


By
  ------------------------
  Title:

Address for Notices:
     4100 Edison Lakes Parkway
     Mishawaka, Indiana 46545-3440

Facsimile No.:  (219) 273-7478
Telephone No.:  (219) 273-7414